Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report Form 10-Q for the fiscal quarter ended September 30, 2008 (the “Report”) of Aprecia, Inc. (the “Company”) on as filed with the United States Securities and Exchange Commission on the date hereof, the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that to his knowledge:

  1. The Report fully complies with the requirements of Section 13(a) or 15(D) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Report fairly resents, in all material respects, the financial condition and results of operation of the Company.

Date: November 18, 2008	/s/ Isidore Sobkowski
Isidore Sobkowski, President, Chief Executive Officer and Interim Chief Financial Officer (Principal Accounting Officer)